                            SCHEDULE 14A
                           (Rule 14a-101)
              INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934

    Filed by the registrant /x/

    Filed by a party other than the registrant

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

-------------------------------------------------------------------------------
                    GENERAL SECURITIES, INCORPORATED
             (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------

                                    N/A
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    /x/  No fee required
    / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

        ------------------------------------------------------------------------

         (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

         (2) Aggregate number of securities to which transactions applies:

        ------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

         (5) Total fee paid:

        ------------------------------------------------------------------------

    / /  Fee paid previously with preliminary materials.

        ------------------------------------------------------------------------

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        ------------------------------------------------------------------------

         (1) Amount Previously Paid:

        ------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

         (3) Filing Party:

        ------------------------------------------------------------------------

         (4) Date Filed:


Doc# 1058740\2

                        GENERAL SECURITIES, INCORPORATED

                                ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                          TO BE HELD DECEMBER 9, 1998


                            ------------------------

To General Securities, Incorporated Shareholders:


    You are hereby notified that a Special Meeting of Shareholders of General Securities, Incorporated (the "Fund") will be held at 5100 Eden Avenue, Room 204, Edina, Minnesota 55436, on Wednesday, December 9, 1998 at 10:00 A.M., Minneapolis time, for the following purposes:


    (1) To elect nine Directors to hold office until the next Regular Meeting of Shareholders or until their successors are elected.

    (2) To consider the approval and ratification of a new Investment Advisory Agreement and a new Management Agreement with Robinson Capital Management, Inc.

    (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


    The Board of Directors has fixed the close of business on October 12, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


                                          By Order of the Board of Directors,

                                                   /s/ JOHN R. HOUSTON

                                          John R. Houston, SECRETARY

Minneapolis, Minnesota


October 23, 1998


    YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE. YOU CAN HELP THE COMPANY AVOID THE NECESSITY OF ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING BY PROMPTLY RETURNING THE ENCLOSED PROXY.

                        GENERAL SECURITIES, INCORPORATED

                                ----------------

                                PROXY STATEMENT

                             ---------------------


    This Proxy Statement is furnished to shareholders of General Securities, Incorporated (the "Fund") in connection with the solicitation of proxies by the Board of Directors of the Fund to be voted at the Special Meeting of Shareholders to be held on December 9, 1998 and at any adjournment or adjournments thereof. The Special Meeting will be held at the offices of the Fund at 5100 Eden Avenue, Room 204, Edina, Minnesota 55436 at 10:00 a.m. Minneapolis time. The mailing of this Proxy Statement to shareholders of the Fund commenced on or about October 23, 1998.


    Any proxy may be revoked at any time before it is voted by the execution and delivery to the Secretary of the Fund of a later proxy. Shareholders present at the Special Meeting may withdraw their proxies and vote in person. Unless revoked, proxies will be voted in accordance with the choices specified in the proxy. If no choice is specified with respect to a particular proposal, the proxy will be voted in favor of the proposal. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of the matter. Consequently, an abstention will have the same effect as a negative vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.


    Only shareholders of record at the close of business on October 12, 1998 will be entitled to vote at the meeting and any adjournment or adjournments thereof. On that date there were issued and outstanding 2,777,356 shares of common stock, which constitute the only class of securities of the Fund. Each shareholder is entitled to one vote for each share held. Under the Fund's Articles of Incorporation, no cumulative voting is permitted.


    Proposal 1 solicits the election of directors and requires the vote of a majority of the shares represented at the meeting, assuming a quorum is present (more than 10% of the outstanding shares). Proposal 2 seeks the approval of a new Investment Advisory Agreement and a new Management Agreement and requires the affirmative vote of the lesser of (1) a majority of all outstanding shares of the Fund or (2) 67% or more of the Fund's shares represented at the Special Meeting if more than 50% of all outstanding shares of the Fund are present or represented by proxy.


    In the event that sufficient proxy votes in favor of Proposal 2 are not received by December 9, 1998, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. An adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the duly held meeting. The persons named as proxies will vote in favor of such adjournment with respect to said Proposal 2 if the proxies are instructed (by more than a majority of the shares represented in person or by proxy) to vote "for" such Proposal.

                           ANNUAL REPORT OF THE FUND


    The Annual Report of the Fund containing financial statements of the Fund for the fiscal year ending November 30, 1998 will be mailed to shareholders on or about January 29, 1999. The Fund will furnish, without charge, a copy of the Fund's annual report for the year ended November 30, 1997 and its most recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of these reports should direct all written requests to the Assistant Secretary, General Securities, Incorporated, 5100 Eden Avenue, Room 204, Edina, Minnesota 55436, or should call 1-800-577-9217.


                        PROPOSAL TO ELECT NINE DIRECTORS
                     TO HOLD OFFICE UNTIL THE NEXT REGULAR
                     MEETING OF SHAREHOLDERS OR UNTIL THEIR
                             SUCCESSORS ARE ELECTED
                                (PROPOSAL NO. 1)

    The Board of Directors has nominated for election the nine persons named below, each to serve until the next Regular Meeting of Shareholders or until a successor is elected. All of the nominees are current directors. It is intended that proxies will be voted for such nominees, all of whom have consented to being named herein and to serve if elected. The Fund believes that each nominee named below will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

    The names of the nominees, their business affiliations, stock ownership in the Fund and their 1997 aggregate director fees are set forth below.


                                                                                                    PERCENT OF
                                                                                       COMMON       OUTSTANDING        1997
                                                                                        STOCK        SHARES OF       AGGREGATE
                                     PRINCIPAL OCCUPATION                DIRECTOR   BENEFICIALLY      COMMON       COMPENSATION
NAME AND AGE                        AND OTHER DIRECTORSHIPS                SINCE        OWNED          STOCK         FROM FUND
----------------------  -----------------------------------------------  ---------  -------------  -------------  ---------------
David W. Preus (75)     Presiding Bishop Emeritus of The American          1984          10,462          0.38%       $   1,600
                        Lutheran Church and Distinguished Visiting
                        Professor at Luther Northwestern Theological
                        Seminary, St. Paul, Minnesota. Prior to 1988,
                        President of the American Lutheran Church.

LaVerne W. Rees (67)    Business Consultant. From 1980 through 1984,       1968           2,682          0.10%       $   1,200
                        President of St. Jude Medical, Inc., St. Paul,
                        Minnesota (manufacturer of medical devices).

Oscar Victor (78)       Retired. Formerly President of Vic Research and    1974             629          0.02%       $   1,600
                        Development Incorporated, Minneapolis,
                        Minnesota (consulting services) and Chief
                        Executive Officer of Vic Manufacturing Company,
                        Minneapolis, Minnesota (manufacturer of dry
                        cleaning and air pollution control equipment).
                        Director of Check Technology Corporation and
                        Fidelity Bank.

Charles J. Walton (74)  Private Investor. Formerly President of Walton     1974           7,926          0.28%       $   1,600
                        Enterprise Leasing Co., Minneapolis, Minnesota
                        (automobile, truck and equipment leasing
                        corporation).

James S. Womack (69)    Chairman of the Board of Sheldahl, Inc.,           1991          25,783          0.93%       $   1,600
                        Northfield, Minnesota (manufacturer of
                        electronic materials and circuitry).

                                                                                                    PERCENT OF
                                                                                       COMMON       OUTSTANDING        1997
                                                                                        STOCK        SHARES OF       AGGREGATE
                                     PRINCIPAL OCCUPATION                DIRECTOR   BENEFICIALLY      COMMON       COMPENSATION
NAME AND AGE                        AND OTHER DIRECTORSHIPS                SINCE        OWNED          STOCK         FROM FUND
----------------------  -----------------------------------------------  ---------  -------------  -------------  ---------------
M. Michelle Coady (40)  Director of Client Services, Major Markets, at     1996           8,623          0.31%       $   1,600
                        St. Paul Fire and Marine Companies, St. Paul,
                        Minnesota (property and casualty insurer). From
                        1991 to 1994, Senior Director of Continuous
                        Quality Improvement at Health Partners, Inc.,
                        Minneapolis, Minnesota. Proprietor of a
                        consulting business since 1985.

Gary D. Floss (56)      Director of Customer-Focused Quality for           1998             -0-            -0-             -0-
                        Medtronic Corporation, Minneapolis, Minnesota
                        (manufacturer of medical devices). From 1990 to
                        1997, Vice President, Quality and Productivity,
                        for Consulting Devices International, a
                        business unit of Ceridian Corporation,
                        Minneapolis, Minnesota (provider of information
                        services in the human resources and
                        transportation areas)

Arnold M. Weimerskirch  Vice President for Corporate Quality for           1998             -0-            -0-             -0-
(61)                    Honeywell, Inc., Minneapolis, Minnesota
                        (manufacturer of temperature control systems
                        and avionics).

Craig H. Robinson       President of the Fund and Robinson Capital         1998             854          0.03%             -0-
(40)*                   Management, Inc. ("Robinson Capital") since
                        September 1998. Director of the Fund and
                        Robinson Capital since September 1998. Vice
                        President of the Fund and Robinson Capital from
                        February 1997 to September 1998. Various sales
                        and marketing positions at Robinson Capital
                        from August 1995 to present. Account Executive
                        with Paine Webber Incorporated from August 1994
                        to August 1995.

------------------------------

* Mr. Robinson is an "interested person" as defined in the Investment Company Act of 1940 by reason of his status as a controlling shareholder, President and director of Robinson Capital, the Fund's Investment Advisor and its Administrator.

    The Board of Directors met four times during fiscal 1997. Each director attended at least 75% of the meetings of the Board of Directors and any committee on which such director served.

    The Audit Committee, comprised of Messrs. Walton and Victor, met twice during fiscal 1997. Among other duties, the Audit Committee reviews and evaluates significant matters relating to the audit and internal controls of the Fund, reviews the scope and results of audits by the Fund's independent auditors, and authorizes services rendered by the auditors. The Audit Committee reviews the audited financial statements of the Fund and Form N-SAR as filed with the Securities and Exchange Commission.

    The Fund has neither a compensation nor a nominating committee.

    The Fund does not pay any regular salary, direct remuneration or pension or retirement benefits to officers and directors, except a fee of $400 is paid to the independent directors for each Board of Directors' meeting attended. The total compensation paid to each director in fiscal 1997, consisting solely of meeting fees, is set forth in the table above.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FOR ALL DIRECTOR NOMINEES.

               PROPOSAL TO CONSIDER THE APPROVAL AND RATIFICATION
                     OF A NEW INVESTMENT ADVISORY AGREEMENT
                      AND A NEW MANAGEMENT AGREEMENT WITH
                       ROBINSON CAPITAL MANAGEMENT, INC.
                                (PROPOSAL NO. 2)

CHANGE OF CONTROL; NECESSITY OF SHAREHOLDER APPROVAL

    The Investment Company Act of 1940, as amended (the "1940 Act"), requires that an investment company's investment advisory agreement be approved by its shareholders if a "change of control" has occurred in the investment company's investment advisor. The death of John P. Robinson on August 28, 1998 caused such a technical "change of control" in the Fund's investment adviser, Robinson Capital Management, Inc. ("Robinson Capital"). Mr. John P. Robinson was the President of Robinson Capital from its inception since 1994 to the date of his death and owned approximately 41% of the outstanding shares of Robinson Capital. This technical change of control caused the Fund's existing investment advisory and management agreements with Robinson Capital to terminate. The Board of Directors of the Fund is now asking shareholders to approve the "new" Investment Advisory Agreement and the "new" Management Agreement (the "Agreements") with Robinson Capital. There have been no changes to the Agreements since the shareholders last approved the Agreements in March 1995. In effect, the "new" Agreements are identical to the agreements that were in effect prior to the technical change of control in Robinson Capital. Approval of the Agreements will not increase the advisory or administrative fee rates paid by the Fund. Robinson Capital has served as the Fund's investment advisor since December 1994.

    To provide for continuity of investment advisory services to the Fund as a result of the technical change of control, the Directors of the Fund, none of whom were "interested persons" of the Fund or Robinson Capital as defined in the 1940 Act ("Disinterested Directors"), at a meeting held on September 3, 1998, voted to approve and recommended that the Fund's shareholders approve new Agreements for the Fund. Under the new Agreements, Robinson Capital will continue to provide investment advisory and administrative services to the Fund on the same terms and conditions as in the past. The directors believe that the Fund will benefit from continuing to receive the high quality advisory and administrative services provided by Robinson Capital on the same terms and conditions as they were provided prior to the technical change of control.

THE AGREEMENTS

    The prior Agreements were first adopted by the Fund's Board of Directors effective November 30, 1994 in connection with a change in the Fund's investment advisor and subsequently ratified and adopted by the Fund's shareholders on March 3, 1995. Subsequently, the agreements were annually approved by a majority of the Fund's Disinterested Directors. Prior to November 30, 1994, the Fund's investment advisor was Alpha-Source Asset Management, Inc.

    The terms of the new Agreements, including the rate of advisory and administrative fees paid by the Fund, are identical to those that were in effect prior to the technical change of control. Therefore, the following description of the new Agreements also describes the agreements that were in force prior to the technical change of control.

    Under the new Investment Advisory Agreement, Robinson Capital will continue to act as investment advisor to the Fund and to furnish all necessary information, advice, recommendation services and determinations relating to investments and portfolio management. Orders for securities are placed by Robinson Capital with the view to obtaining the best combination of price and execution available.

    Under the new Management Agreement, Robinson Capital will continue to provide the Fund with administrative services necessary for the conduct of the Fund's business. Robinson Capital prepares and updates securities registration statements and filings, shareholder reports and other documents. In addition, Robinson Capital provides office space and facilities for the management of the Fund and provides accounting, record-keeping and data processing facilities and services. Robinson Capital also provides information and certain administrative services for shareholders of the Fund. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

    For these investment advisory and administrative services, Robinson Capital has received and will continue to receive the following fees:

                                                               ANNUALIZED               ANNUALIZED
                                                              ADVISORY FEE          ADMINISTRATIVE FEE      COMBINED
                                                            AS PERCENTAGE OF         AS PERCENTAGE OF      ANNUALIZED
                  AVERAGE NET ASSETS                     NET ASSETS OF THE FUND   NET ASSETS OF THE FUND      FEES
-------------------------------------------------------  -----------------------  -----------------------  -----------
Up to and including $100 million                                     .60%                     .40%              1.00%
Over $100 million to and including $250 million                      .35%                     .40%               .75%
Over $250 million                                                    .10%                     .40%               .50%

    The Fund's total net assets at the beginning and end of fiscal 1997 were $39,974,254 and $46,005,599, respectively. The combined annualized fee of 1% on the first $100 million of the Fund's net assets is higher than advisory fees paid by most funds, many of which have net assets that are substantially larger than the net assets of the Fund. During the fiscal year ended November 30, 1997 the Fund paid total fees to Robinson Capital amounting to $482,730. Of this amount, $289,638 was paid for investment advisory services and $193,092 was paid for administrative services.

    The Fund pays the investment advisory and administrative fee, shareholder services expenses, transaction costs, interest, taxes, legal, accounting, audit, transfer agent and custodial fees, brokerage commissions and other costs incurred in buying and selling assets, fees paid to directors not affiliated with Robinson Capital, the cost of stationery and envelopes, the cost of qualification and registration of shares under state and federal laws, the cost of solicitation of proxies and certain other operational expenses. However, Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1.50% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1.25% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. For the fiscal year ended November 30, 1997, total expenses of the Fund amounted to $696,963, or 1.44% of average net assets.

    Each of the Investment Advisory Agreement and Management Agreement will continue in force from year to year so long as the continuance is specifically approved at least annually (1) by the Board of Directors of the Fund or (2) by a vote of the majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by the vote of a majority of the Fund's Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval. Each of the Investment Advisory Agreement and Management Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund, by a vote of the majority of the Fund's outstanding voting securities, or by Robinson Capital on 60 days' written notice. They each terminate automatically in the event of an assignment, as defined in the 1940 Act. The new Agreements provide that they will continue in effect until November 30, 1999 unless sooner terminated.

UNDERWRITING, DISTRIBUTION AND OTHER SHAREHOLDER SERVICES.

    The Fund serves as its own underwriter and distributor of its shares.

    Investors Fiduciary Trust Company ("IFTC"), 330 W. 9th Street, Kansas City, Missouri 64105, currently serves as the Fund's Transfer Agent and Dividend Paying Agent and Custodian. IFTC, which is not affiliated with either the Fund or Robinson Capital, maintains the Fund's shareholder records and assets and performs certain accounting services for the Fund. Assets of the Fund may also be held by sub-custodians selected by IFTC and approved by the Board of Directors. During fiscal 1997, IFTC was paid $122,062 for their services.

BROKERAGE


    Robinson Capital is not registered as a broker-dealer and does not effect brokerage transactions for the Fund. The Fund's brokerage business is distributed among various brokers and dealers, and the allocation is determined primarily at the discretion of Robinson Capital. The Fund always seeks to effect its transactions in portfolio securities where it can get prompt execution of orders at the most favorable prices ("best execution"). The commissions charged by brokers and dealers vary and the Fund is not required by law to utilize the services of national securities exchange members or other brokers or dealers charging the lowest commission for any particular transaction. During the past fiscal year, the Fund had total purchases of portfolio securities, other than short-term securities, of $7,179,162 and sales of such securities of $12,455,518, resulting in portfolio turnover in that year of 20%. The total amount of brokerage fees for handling portfolio transactions of the Fund during the fiscal year ended November 30, 1997 was $23,060


    It is the practice of the Fund and its Investment Advisor to consider statistical and factual information, as well as reports on general market conditions, industry analysis and analysis of particular companies whose securities are publicly traded, furnished to them by investment banking firms as a factor in connection with allocation of brokerage business to such firms, provided the best execution is still obtained. Such services are generally provided to the investment advisor, to the extent that such services are used by it in rendering investment advice to the Fund, they tend to reduce the advisor's expenses. During fiscal 1997, certain brokers rendered research services to the Fund and in exchange for such services the Fund directed brokerage transactions to them. However, such placement of brokerage transactions was not pursuant to binding written agreement with such brokers. The aggregate amount of such transactions was $16,367,396; the aggregate amount of related commissions was $23,060.

ROBINSON CAPITAL AND THE FUND

    GENERAL. Robinson Capital became the Fund's investment advisor pursuant to the new Investment Advisory Agreement and the Fund's administrator, under the new Management Agreement on December 1, 1994. Shareholders of the Fund approved the Agreements on March 3, 1995. Robinson Capital was founded in 1994 by John P. Robinson. Mr. Robinson lead the Fund's portfolio management team consisting of John P. Robinson (since 1951), Winfield S. Holland (since 1984), Craig H. Robinson (since 1995) and Mark D. Billeadeau (since 1995). Following Mr. Robinson's death on August 28, 1998 and Mr. Holland's resignation on May 7, 1998, the Fund's portfolio is currently managed by Craig H. Robinson and Mark D.

Billeadeau. Robinson Capital's offices are located at 5100 Eden Avenue, Room 204, Edina, Minnesota 55436.

    Securities held by the Fund may also be appropriate investments for other investment advisory clients of Robinson Capital. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the security. If purchases or sales of securities for the Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Fund and other clients of Robinson Capital in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Robinson Capital during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price.

    SHAREHOLDERS. Craig H. Robinson, John C. Robinson, Susan A. Peterson and Beth E. Robinson, John P. Robinson's four children, each own 18.06% of the outstanding common stock of Robinson Capital. No other shareholder owns more than 10% of the common stock of Robinson Capital. To the knowledge of management, no person owns of record or beneficially more than five percent of the outstanding shares of common stock of the Fund.

    DIRECTORS AND EXECUTIVE OFFICERS. The executive officers and directors of Robinson Capital and the Fund are listed below.

    CRAIG H. ROBINSON, (40), President of the Fund and Robinson Capital since September 1998; Director of the Fund since September 1998 and of Robinson Capital since 1997; Vice President of the Fund and Robinson Capital from February 1997 to September 1998; various sales and marketing positions at Robinson Capital from August 1995 to present; Account Executive with Paine Webber Incorporated from August 1994 to August 1995.

    MARK D. BILLEADEAU, (42), Vice President of the Fund and Robinson Capital from February 1995 to present; Treasurer of Robinson Capital since September 1998; Manager (Consulting Service) of Craig-Hallum, Inc., and its successor, Principal Financial Services, Inc., from September 1990 to February 1995.

    RENEE A. RASMUSSON, (54), Assistant Treasurer of Robinson Capital and the Fund from December 1994 to present; Employee of Hamilton Investments, Inc. from July 1993 to July 1994; Vice President of Craig-Hallum, Inc. prior to July 1993.

    LORY M. HASSLER, (67), Secretary of Robinson Capital from September 1998; Assistant Secretary of Robinson Capital from December 1994 to September 1998 and of the Fund since December 1994; Registered representative of Hamilton Investments, Inc. from July 1993 to December 1994; registered representative and Vice President of Craig-Hallum, Inc. prior to July 1993.

    SUSAN A. PETERSON, (51), Director of Robinson Capital since 1997; Founder and Chief Financial Officer of Decision Support Software, Inc. since 1983.

CONSIDERATION OF PROPOSAL BY THE BOARD

    The Fund's Board of Directors, including a majority of the Disinterested Directors and who have no direct or indirect financial interest in the operation of the new Agreements or any agreements related thereto, unanimously recommends approval of the new Agreements with Robinson Capital, each of which has been personally reviewed and approved by the Board of Directors, including all the Disinterested Directors. In making this recommendation, the Board of Directors has given careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to, the fee and expense ratios of comparable mutual funds, the scope and quality of services offered by Robinson Capital, the history of Robinson Capital and its employees as Portfolio Managers of the Fund, and continuity of investment advice following the technical change of control.

    Approval of the new Agreements requires the affirmative vote of the lesser of (1) a majority of all outstanding shares of the Fund or (2) 67% or more of the Fund's shares represented at the Special Meeting if more than 50% of all outstanding shares of the Fund are present or represented by proxy.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2 TO RATIFY AND APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT AND THE NEW MANAGEMENT AGREEMENT WITH ROBINSON CAPITAL MANAGEMENT, INC.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    KPMG Peat Marwick LLP, independent certified public accountants, were auditors for the Fund for fiscal 1997 and were selected by the Fund's Disinterested Directors as auditors for fiscal 1998. A representative of KPMG Peat Marwick LLP is expected to be present at the Special Meeting of Shareholders and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

    The rules of the Securities and Exchange Commission permit shareholders of a company, after notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. Shareholder proposals for future special or regular meetings of shareholders must be sent to the Secretary of the Fund and must be received a reasonable time before solicitation of proxies in connection with such meeting.

                          METHOD OF PROXY SOLICITATION

    The entire cost of preparing, assembling, printing and mailing the Notice of Special Meeting of Shareholders, this Proxy Statement, the proxy itself, and the cost of soliciting proxies relating to the meeting will be borne by the Fund. In addition to use of the mails, proxies may be solicited by officers, directors, and other regular employees of the Fund by telephone, telegraph, or personal solicitation, and no additional compensation will be paid to such individuals. The Fund will, if requested, reimburse banks, brokerage houses, and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.

                              GENERAL INFORMATION

    Management of the Fund knows of no matters other than those mentioned herein to be presented at the Special Meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be properly presented for consideration at the Special Meeting.

                                          By Order of the Board of Directors,

                                                   /s/ JOHN R. HOUSTON

                                          John R. Houston, SECRETARY

                           GENERAL SECURITIES, INCORPORATED

                        PROXY SOLICITED BY BOARD OF DIRECTORS
                           SPECIAL MEETING OF SHAREHOLDERS
                                   DECEMBER 9, 1998



   The undersigned hereby appoints David W. Preus and Oscar Victor, or either of them, proxies with full power of substitution, to vote all shares of stock of General Securities, Incorporated of record in the name of the undersigned at the close of business on October 12, 1998 and to exercise all the powers which the undersigned, if present, could exercise, at the Special Meeting of Shareholders of General Securities, Incorporated, scheduled for December 9, 1998 and at any adjournments thereof, hereby revoking all former proxies.

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSALS 1 AND 2 IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND "FOR" SUCH PROPOSALS IF THERE IS NO SPECIFICATION.


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   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                    PREPAID ENVELOPE.  PLEASE DO NOT FOLD.
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   Please sign name(s) exactly as shown hereon. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in the names of two or more persons, all should sign.


HAS YOUR ADDRESS CHANGED?


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


/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

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                        GENERAL SECURITIES, INCORPORATED
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Mark box at right if an address change has been noted on the reverse side   / /
of this card.








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          Please be sure to sign and date this Proxy.            Date
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          Shareholder sign here                         Co-owner sign here
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       The undersigned instructs the proxy or proxies appointed herein to vote all shares held by the undersigned as follows:

1. Proposal to elect nine directors to hold office until the next regular meeting of shareholders or until their successors are elected:


               / /  FOR            / /  WITHHOLD        / /   FOR ALL
                    ALL                                      NOMINEES
                 NOMINEES                                     EXCEPT

M. Michelle Coady      Oscar Victor
Gary D. Floss          Charles J. Walton
David W. Preus         Arnold M. Weimerskirch
LaVerne W. Rees        James S. Womack
Craig H. Robinson

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.)




2. Proposal to consider the approval and ratification of a new Investment Advisory Agreement and a new Management Agreement with Robinson Capital Management, Inc.


               / /  FOR            / /  AGAINST        / /  ABSTAIN



3. In the discretion of such proxies, upon such other matters as may properly come before the meeting or any adjournment thereof.

RECORD DATE SHARES:
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